Exhibit 10-7


                                    GUARANTY

         THIS GUARANTY (the "Guaranty") is entered into on February 3, 2004 by Wellspring Media, Inc. a Delaware corporation (hereinafter the "Guarantor"), with offices at 419 Park Ave. South, New York, New York 10016 for the benefit of Al Cattabiani, an individual residing at 27 Summit Terrace, Dobbs Ferry, New York 10522, Lee Miller, an individual residing at 420 Round Hill Road, Greenwich, Connecticut 06831, Clara Spalter Miller, an individual residing at 420 Round Hill Road, Greenwich, Connecticut 06831, Carl Seldin Koerner, an individual residing at 229 Greenway South, Forest Hills, New York 11375, and Jefferies & Company, Inc., a Delaware Corporation with offices at 520 Madison Avenue, 8th Floor, New York, New York 10022 (collectively the "Payees").


                               W I T N E S S E T H

         WHEREAS, on the date hereof pursuant to the terms of a Stock Purchase Agreement of even date herewith (the "Agreement") among American Vantage Media Corporation ("American"), the Guarantor, and certain of the Payees, American has purchased all of the shares of stock of the Guarantor (the "Shares") owned by the certain of the Payees (the "Sale"); and

         WHEREAS, pursuant to the terms and conditions of the Agreement and in furtherance of such Sale on the date hereof, American has issued certain promissory notes to the Payees (the "Notes"); and

         WHEREAS, certain of the Payees have assigned $480,000 of the principal amount of the Notes to Jefferies;

         WHEREAS, in order to induce certain of the Payees to execute and deliver the Agreement, the Guarantor has agreed to guarantee the obligations of American pursuant to the Agreement, the Notes and the other documents executed pursuant thereto and in conjunction with the Sale; and

         WHEREAS, as a condition of the Sale, this Guaranty is secured by a Security Agreement of even date herewith from the Guarantor to the Payees (the "Security Agreement") and a pledge of the Shares pursuant to a Stock Pledge Agreement of even date herewith from American to the Payees (the "Pledge Agreement");.

         NOW, THEREFORE, consideration of One ($1.00) Dollar and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

                  1. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                  2. The Guarantor hereby unconditionally guarantees to the Payees, their successors and assigns the prompt payment and performance of each and every obligation and liability of American to the Payees according to the terms of the Agreement, the Notes and the Pledge

Agreement (collectively the "Documents"). The Guarantor agrees that, with or without notice or demand, the Guarantor will reimburse Payees for all costs and expenses (including but not limited to reasonable counsel fees) incurred by Payees in connection with the collection, compromise and/or enforcement of the debts or obligations of American or Guarantor pursuant to the Documents.

                  3. The Guarantor represents and warrants that it has full corporate power and authority to execute, deliver and perform this Guaranty.

                  4. This Guaranty is an absolute and unlimited guaranty of payment, and not of collection, without regard to the regularity, validity or enforceability of any liability or obligation of American; and the Payees may, at their option, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against American or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the collateral under the Documents. The Guarantor hereby waives presentment, demand, protest, and notice of any kind, including but not limited to notice of acceptance, protest, non-payment, non-performance or non-observance.

                  5. This Guaranty may not be changed or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such change or discharge is sought.

                  6. In such manner, on such terms, and at such times as they deem best, and with or without notice to the Guarantor, Payees may alter, compromise, amend, or change the time or manner for the payment of any indebtedness, increase or reduce the rate of interest thereon, release or add any one or more guarantors or endorsers, accept additional or substituted security, or release and subordinate any security. No exercise or non-exercise by the Payees of any right hereby given it, no dealing by Payees with American or any guarantor or endorser, no change, impairment, or suspension of any right or remedy of Payees shall in any way affect any of the Guarantor's obligations hereunder or give the Guarantor any recourse against the Payees.

                  7. Until all indebtedness hereby guaranteed has been paid in full, the Guarantor shall not assert any right of subrogation unless expressly authorized in writing by the Payees.

                  8. Guarantor's liability shall continue notwithstanding the incapacity, death, or disability, liquidation, insolvency or bankruptcy of American or any other guarantor. The failure by Payees to file or enforce a claim against the estate (either an administration, bankruptcy, or other proceeding) of Guarantor, any other guarantor, American, or of any other person shall not affect Guarantor's liability hereunder, nor shall Guarantor be released from liability if recovery from American, any other guarantor, or any other person becomes barred by any statute of limitation or is otherwise prevented. Guarantor waives and agrees not to assert or take advantage of the defense of the statute of limitations in any action hereunder or for the collection of any credit hereby granted.

                  9. In the event that any action or other proceedings shall be brought to enforce this Guaranty or any provision hereof, the same may be maintained by one action or joined with any action or other proceedings against American and/or any other guarantor of American's obligations to the Payees. Prior action or suit against American whether alone or jointly with other guarantors, shall not be a prerequisite to Payees' right to proceed hereunder in case of any default by American. The rights of Payees are cumulative and shall not be exhausted by exercise


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


of any rights hereunder or otherwise against Guarantor by any number of successive actions until and unless all indebtedness hereby guaranteed has been paid or performed, and Guarantor's obligations hereunder have been fully satisfied.

                  10. Should any one or more provisions of this guaranty be determined to be illegal or unenforceable, all other provisions nevertheless shall remain effective.

                  11. The Guarantor further agrees that the validity of this Guaranty and the obligations of the Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by American of any rights or remedies which it may have under or with respect to any of the Documents, against any person obligated thereunder; or (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby; or (c) by reason of the release or exchange of any property covered by the Documents or other collateral; or (d) by reason of Payees' failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Payees may have hereunder or in respect to this Guaranty; or (e) by reason of the commencement of a case under the Bankruptcy Code by or against American, the Guarantor or any person or entity obligated under the Documents, or liquidation of the Guarantor; or (f) by reason of any payment made on the obligations arising out of the Documents, whether made by American or any Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the obligations under the Documents, nor shall it have the effect of reducing the liability of the Guarantor hereunder. It is further understood, that if American shall have taken advantage of, or be subject to the protection of any provision in the Bankruptcy Code, the effect of which is to prevent or delay Payees from taking any remedial action against American, including the exercise of any option Payees have to declare the sums or obligations under the Documents due and payable on the happening of any default or event by which under the terms of the Documents, any such sums or obligations shall become due and payable, Payees may, as against Guarantor, nevertheless, declare such sums or obligations due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

                  12. The Guarantor further covenants that this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of any of the Documents, that Payees shall not be under a duty to protect, secure or insure any security or lien provided by the Documents, and that other indulgences or forbearance may be granted under any or all of the Documents, all of which may be made, done or suffered without notice to, or further consent of, the Guarantor.

                  13. As a further inducement to the Payees to enter into the Agreement and the Documents, and in consideration thereof, the Guarantor further covenants and agrees: (a) that in any action or proceeding brought by Payees against the Guarantor pursuant to this Guaranty, the Guarantor shall and does hereby waive trial by jury; (b) the Guarantor will maintain a place of business or an agent for service of process in New York and give prompt notice to Payees of the address of such place of business and of the name and address of any agent appointed by it, as appropriate; (c) the failure of the Guarantor's agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon;
(d) if, despite the foregoing, there is for any reason no agent for service of process of the


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


Guarantor available to be served, and if the Guarantor at that time has no place of business in New York, then the Guarantor irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof, the Guarantor hereby waiving personal service thereof; (e) that within thirty (30) days after such mailing, the Guarantor so served shall appear or answer to any summons and complaint or other process and should the Guarantor so served fail to appear or answer within said thirty-day period, said Guarantor shall be deemed in default and judgment may be entered by Payees against the said party for the amount as demanded in any summons and complaint or other process so served; (f) with respect to any claim or action arising hereunder, the Guarantor: (1) irrevocably submits to the jurisdiction of the courts of the State of New York and the United States District Court located in New York County; and (2) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to the Documents brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum; and (g) nothing in this Guaranty will be deemed to preclude Payees from bringing an action or proceeding with respect hereto in any other jurisdiction.

                  14. This agreement shall inure to the benefit of the Payees, their successors and/or assigns and shall bind Guarantor's and its successors and assigns.

                  15. This Guaranty is and shall be deemed to be a contract entered into, under, and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied, and enforced in accordance with the laws of the State of New York; and no defense given or allowed by the laws of any other state or country shall be interposed in any action hereon unless such defense is also given or allowed by the laws of the State of New York.

                  16. THIS AGREEMENT IS SUBJECT TO THE AGREEMENT OF SUBORDINATION DATED AS OF FEBRUARY 3, 2004 AMONG ATLANTIC BANK OF NEW YORK (THE "BANK"), EACH OF THE PAYEES AND WELLSPRING MEDIA, INC., WHICH AMONG OTHER THINGS SUBORDINATES THE GUARANTOR'S OBLIGATIONS HEREUNDER TO THE PRIOR PAYMENT OF CERTAIN OBLIGATIONS OWING TO THE BANK.

         IN WITNESS WHEREOF, the Guarantor has hereunto signed this guaranty as of the day and year first above written.


                                              WELLSPRING MEDIA, INC.



                                              By:
                                                  -----------------------------
                                                  Stephen K. Bannon, President






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ACKNOWLEDGMENT IN NEW YORK STATE

STATE OF NEW YORK, COUNTY OF ____________________ SS.:


         On January 2004 before me, the undersigned, personally appeared ____________________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.





                                          -----------------------------------
                                          (signature and office of individual
                                          taking acknowledgment)







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